                                                                   EXHIBIT 10.28

                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                               Under 17 CFR (S)(S) 200.80(b)(4),
                                                            200.83 and 240.24b-2
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                                  Advertising Agreement
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
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Go2Net                                                     Insertion Order # BD 4040-00-1311
999 Third Avenue Suite 4700                                Rep:   J. Lefebvre   Coordinator:  H2
Seattle, WA  98104                                         Date:  3/1/2000
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Advertiser:  Mercata, Inc.                                 Parent Company:
-------------------------------------------------------------------------------------------------------------------------
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Advertising Contact:  Jerome Pache                         Agency N/A
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Contact's Telephone: 425-468-9800                          Fax: 425-468-9989
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Advertiser's Address:  110 110th Ave East
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City: Bellevue       State/Province: WA                    Zip/Postal Code:  98004        Country: USA
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Billing Address:  110 110th Ave East, Bellevue, WA 98004
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Billing Contact: Accounts Payable - Pete Crouch            Telephone: 425-468-9800
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Billing email address:  petec@mercata.com
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URL Advertisement is to be linked to: www.mercata.com
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Email address of ad created contact: Randy Nargi - randyn@mercata.com
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Alt Text:
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Advertising Package:
                          -----------   ----------  ----------   ----------------
MC main page              MC Keywords   MC-OD Shop  Go2Net ROS   SI Marketplace     HyperMart
                          -----------   ----------  ----------   ----------------
                                                                                    -----------
                           Marketplace   PlaySite    MetaSpy      MC Marketplace     WebMarket
                                                                                    -----------
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
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Start Date:  3/1/2000                                      End Date:  3/15/2001
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Keywords:  Mercata, groupbuy, groupbuying, powerbuy, powerbuys
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Pricing:
                  Total Cost per Month:  [...***...]
                  Revenue Share: Go2Net to receive [...***...] of Mercata's net sales derived from customer sessions originating directly through links from the Go2Net Network of sites. For purposes of this provision, "net sales" shall mean sales minus any shipping and handling charges, sales tax, and returns.
-------------------------------------------------------------------------------------------------------------------------
Billing Terms:  Net 20 Days, payable monthly.
                ----------------------------

Advertiser's P.O. or Reference number for Invoicing:_____________________________________

-------------------------------------------------------------------------------------------------------------------------
Contract Placements and details:

Go2Net will manage and maintain placement of all creative and links but shall have the flexibility to move these placements as necessary. Mercata shall have the right to change keywords and any creative material as necessary. Such changes shall be made within 5 business days. If Mercata finds any placement of its links or ads to be objectionable, Mercata shall provide prompt notice to Go2Net, and Go2Net will work in good faith with
Mercata to resolve any outstanding issues regarding placement.

BONUS IMPRESSIONS:  Go2Net will allocate to Mercata [...***...] of Go2Net Run of Network unused monthly inventory, subject to availability.
Placement Detail --------------------------------------------------------------------------------------------------------
* MetaCrawler Keywords -- Mercada, groupbuy, groupbuying, powerbuy, powerbuys
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----------------------------------
* Confidential Treatment Requested

     * Webmarket permanent Tab - "Group Buying" tab integrated in navigational bar

     * Go2Net Portal - Shopping Tab "Group Buying" integration in navigation bar; linking to Go2Net/Mercata co-branded pager - Full content integration

     * MetaCrawler Open Directory "Shopping" - "Group Buying" tab placed at the top of each page view,

     *    Webmarket ROS Buttons - [ ...***... ] impressions

     *    S! Marketplace link

--------------------------------------------------------------------------------
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                                                  Estimated Start Date: 3/1/2000
Revenue Share:
Until such time as Mercata is able to track transaction revenue based on the origin of each customer visit, the revenue shares under this agreement shall be based on the percentage of Mercata's overall monthly net sales likely to have resulted from Go2Net links. This percentage will be calculated by Mercata based on the percentage of overall user sessions received through links from the Go2Net site. Such percentage will be applied to Mercata's overall net sales on a monthly basis to get the net sales presumably attributable to Go2Net. Go2Net's revenue share will be [...***...] of such presumed net sale. The parties agree not to artificially inflate the number of reported click throughs by their own visits to the linked web page or other inappropriate means.
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Impression Delivery Guarantee:
Go2Net agrees to guarantee Mercata [...***...] impressions over the course of this advertising agreement. Should Go2Net fail to deliver all [...***...] impressions prior to the expiration of this advertising agreement, Go2Net will deliver the remainder of the impressions owed within 90 days of the contract expiration at no extra charge.
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--------------------------------------------------------------------------------
Reporting Confidentiality/Audit Rights:
Go2Net will provide Mercata with a User ID and Password to access the Go2Net reports database, providing detailed monthly reports accurately stating the click through traffic from each Go2Net link to the Mercata site on a daily basis, as well as all impressions delivered. Within 15 days of end of each calendar month, Mercata will provide Go2Net with monthly reports accurately stating overall user sessions per month and overall sales, and will present Go2Net with calculations specifying the portion of net sales presumably attributable to Go2Net (per the formula above), upon which the [...***...] revenue share will be applied. Mercata's overall traffic, sales data and customer information is highly confidential and proprietary to Mercata. As such, Go2Net agrees to hold all such information in strict confidence and only use it for the purposes of reviewing the revenue share calculations provided by Mercata. Either party shall have the right, at its own expense and upon reasonable notice, to audit reports supplied by the other party and the party supplying the reports in question shall cooperate in good faith to facilitate any audit that is requested.

Mercata may utilize a third-party partner to track and report transaction revenue and make payments to Go2Net. In this matter, Go2Net agrees to work in good faith with Mercata to negotiate an amendment to this agreement so that it will be consistent with this third-party's tracking and payment practices.
--------------------------------------------------------------------------------
Cancellation:

Either party will require 6 months of this contract to be completed before the other party may cancel. After 5 months has been completed, the canceling party would be required to provide the other party with 30 day written notice of contract cancellation.

Advertising Agreement Terms & Conditions

The advertiser named on the Advertising Order attached herein ("Order") desires to have certain material developed and published on the World Wide Web/Internet by Go2Net, Inc. ("Go2Net") upon the terms and conditions set forth herein and on the terms and conditions set forth in the Advertising Order attached hereto (together, this Agreement").

Billing

----------------------------------
* Confidential Treatment Requested

Mercata will be invoiced on the 1st of each month for the term of this advertising agreement. Payment will be net 20 days terms. A late charge of 1.5 percent per month of the outstanding balance shall be applied to each payment not made within 20 days from receipt of the invoice. All non-sufficient fund checks will be subject to a $50 charge.

Accounts billing less than $500 per month require a $500 pre-pay in order to launch the campaign. All subsequent invoices will be billed in advance, either in $500 increments, or for the remaining balance of the campaign.

Go2Net shall have the right to hold Advertiser and/or its agency or agent jointly and severally liable for such monies Go2Net is due and payable on publication of the advertisement. If payments are not made in a timely manner Go2Net, at its option, may terminate this Agreement.

Materials
---------

All materials that Advertiser desires to have Go2Net place online are subject to Go2Net's approval. Go2Net expressly reserves the right, at its sole discretion and at any time, to reasonably cancel any Advertising Order or reject any advertising material, including withdrawing any advertising materials which are currently on display or have previously been published. If any advertising materials are withdrawn or canceled, prior to display, Go2Net's only obligation to Advertiser will be to refund any fees paid to advance for the canceled advertising.

Termination, Representatives, Warranties and Indemnities
--------------------------------------------------------

The term of the advertising shall be as set forth on the Advertising Order incorporated above. Either party may terminate this Agreement at any time in the event of a material breach by the other party, which remains uncured after thirty days written notice thereof. Notice shall be deemed to have been received five days after mailing such notice if sent by first class mail or on the day transmitted if sent by facsimile transmission. For any reason other than a material breach by Go2Net, Advertiser may not terminate this agreement except as specified above. Advertiser is solely responsible for any legal
-------------------------
liability arising out of or relating to the material, including keywords, that Advertiser desires to have Go2Net place online for purposes of the advertising ("Advertising Material") or any Web site linked to from such Advertising Material. Advertiser represents and warrants that the Advertising Material it seeks to have Go2Net place online and any Web site linked to from such Advertising Material complies with all local, state, federal and foreign regulations and laws; and that the use reproduction, distribution, or transmission, of the Advertising Material will not violate the rights of any third parties, including, but not limited to, such violations as infringement or misappropriation of any copyright, patent, trademark, trade secret, music, image, or other proprietary or property right, false advertising, unfair competition, defamation, invasion of privacy or rights of celebrity, violation of any anti-discriminatory law or regulation, or any other right of any person or entity. Advertiser agrees to indemnify Go2Net and to hold Go2Net harmless from any and all liability, loss, damages, claims, or causes of action, including reasonable legal fees and expenses that may be incurred by Go2Net, arising out of or related to Advertiser's breach of any of the foregoing representations and warranties.

Go2Net is not responsible or liable for any errors in content or omissions or consequences, damages, costs, refunds or rebates of any kind arising from any interruption of service or other unavailability of the Internet or Web site in which the advertising is displayed for whatever reason.

Go2Net makes no representations or warranties relating to the results of Advertiser's advertising by means of the Internet, including without limitation, the number of page views or clicks-throughs such advertising will receive and any promotional effect thereof.

Press Releases
--------------

Neither an Advertiser nor its agency will make or issue any external press statement regarding the terms of this Agreement unless: (a) it has received the express written consent of Go2Net or Mercata which will not be unreasonably
                                     -------
withheld or (b) it is required to do so by Law or the rules of any securities market.

                                         Advertiser Initials _________

Dispute Resolution
------------------

This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, without giving effect to its conflicts of laws rules. Any dispose or controversy arising under or related to this Agreement shall be adjudicated in a court of competent jurisdiction within the City of Seattle, State of Washington. The parties hereto each hereby waive any jurisdiction, venue and inconvenient forum objections to any state or federal court sitting in the City of Seattle, Washington.

This Agreement supersedes and replaces any existing written or oral agreements between Go2Net and Advertiser and may be modified only in writing signed by both parties. Any failure by Go2Net or Mercata to enforce any provision of this
                                  -------
Agreement shall not constitute a waiver of any term hereof. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the enforceability of the remaining provisions shall not be affected.

We ask that all ad banners/buttons be sent to Go2Net in email as attached files. This email should also include:

1)  the alt tag(s) desired for banner(s)
2)  the url(s) the ad(s) should be linked to


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3)  If ad(s) correspond to specific keywords, a detailed listing of which ad(s)
    corresponds to which word(s) is also required.
4)  Specific text for any keyword textlinks.

Send ads to:___________________________________________@Go2Net.com

Private URL for checking ad delivery and click-throughs will be provided when ad goes live.
Please send all payments and direct any billing question attn: Accounts
Receivable.
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AD SPECS:
--------
MetaCrawler:
Banner:  230x33; 6k file size
Banner: 468x60; 12k file size                    Note:   Please submit one creative per 1 million
Square (portal) 125x125; 8k file size                          impressions.  Review
Marketplace: 120x60; 6k file size                                  ad specs at
PlaySite                                                 www.go2net.com/ads/adspecs.html
                                                         -------------------------------
Banner: 468x60; 12k file size
Go2Net content (StockSite/Useless Pages):
Banner: 468x60; 12k file size
Square (portal): 125x125

We ONLY accept image advertising in GIF, JPEG, and HTML format to be run on the Go2Net sites.  No shockwave, cgi script, real audio, image maps, pull-down menus, or Java.
Ads are limited to one image only
Also, the ads must comply with the ad specs found at http://www.Go2Net.com/ads/adspecs.html

                               Advertiser's Initials_______________  Go2Net______________

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


Must Select One:
Ads will be served (please check one):

[ ]from Go2Net's servers
[ ]by advertiser
[ ]by agency
[ ]by 3rd party ________________________________ (specify)

The undersigned is legally empowered to enter into this Agreement and agrees to be bound by the terms and conditions of this Agreement. Sign contract and
                                                         -----------------
return to Go2Net, Inc.
----------------------

Advertiser:

Signature:  /s/ Tom Van Horn            Title: President & CEO
           -----------------------             ----------------------------

Print Name: Tom Van Horn                Date:  3-3-00
            ----------------------             ----------------------------

Go2Net, Inc.

Signature:  /s/ Thomas M. Camp          Title: V.P., Business Development
          -------------------------           -----------------------------

Print Name:  Thomas M. Camp             Date: 3-3-00
           ------------------------           -----------------------------

       WE-COMMERCE(TM) NETWORK ADDENDUM TO GO2NET ADVERTISING AGREEMENT

This Addendum, dated _________, 2000, is made a part of the March 1, 2000 Advertising Agreement between Go2Net, Inc. and Mercata, Inc. (the "Advertising Agreement"), and is incorporated in the Advertising Agreement by this reference. Unless otherwise defined herein, capitalized terms used in this Addendum shall have the meanings assigned to them in the Advertising Agreement.


                                   RECITALS
                                   --------

     A. Go2Net, Inc. ("Go2Net") owns and operates a collection of information, community, and commerce sites (collectively the "Go2Net Properties") on the World Wide Web (the "Web").

     B. Mercata, Inc. ("Mercata") is an electronic commerce company, offering certain merchandising and group buying services through its proprietary We-Commerce technology and proprietary PowerBuy (TM) group purchases and its www.mercata.com Web site (the "Mercata Web site"). Mercata offers others access
---------------
to these services through its proprietary We-Commerce Network.

     C. The parties wish to expand their relationship by adding the Go2Net Properties to Mercata's We-Commerce Network.

     Therefore, in consideration of the mutual promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   AGREEMENT
                                   ---------

1.   We-Commerce Network. "We-Commerce Network" means the network of Web sites
     -------------------
through which Mercata offers its proprietary PowerBuy method of group purchasing.

2.   Platform Store. Mercata shall create a Web site to be hosted and served by
     --------------
Mercata on its computer systems and servers and maintained by Mercata (the "Platform Store"). The Platform Store shall contain the trademarks and logos of both parties and shall use a color scheme similar to and consistent with the home page on Go2Net's main web site, currently located at www.go2net.com (the
                                                          --------------
"Go2Net Web Site"), as illustrated in the site design mock-ups attached hereto as Exhibit A-1; provided that Mercata shall at all times retain all control over
   -----------
the look and feel of the Platform Store, the format of content on and the placement of merchandise within the Platform Store, the timing and structure of particular PowerBuy group purchases, and other issues related to the Platform Store. Commencing on the Launch Date and continuing thereafter during the term of the Advertising Agreement, all links from the Go2Net Properties to Mercata shall be to the Platform Store.

3.   Launch Date.  "Launch Date" shall mean the date the Platform Store is
     -----------
operational and available on the Web. The estimated Launch Date is February 10, 2000. Mercata shall have no liability for failing to meet the estimated Launch Date.

4.   Linking to the Platform Store.  The Go2Net Properties shall be linked to
     -----------------------------
the Platform Store in the manner described in the Advertising Agreement. Mercata shall also have the right, but not the obligation, to provide links between the Platform Store and various sites comprising the We-Commerce Network (the "Network Links"). The Network Links, if any, shall be developed by Mercata, may be graphical or text links, and may contain Client Content.

5.   Publicity.  Upon execution of this Addendum, Mercata may issue a press
     ---------
release regarding this Addendum, the Platform Store and the We-Commerce Network. Thereafter, neither party shall issue any press release or other public statements without the prior written consent of both parties; provided that Mercata shall have the right to generally publicize the existence of the Platform Store and Go2Net's participation in the We-Commerce Network without Go2Net's consent. Except as specifically provided otherwise in this Addendum and/or the Advertising Agreement, neither party shall use the name, trademarks or service marks of the other party without first obtaining the prior written consent of the other party.

6.   License Granted to Mercata. During the term of the Advertising Agreement,
     --------------------------
Go2Net hereby grants to Mercata a royalty-free, non-exclusive, limited license to: (i) organize, reproduce, create derivative works from, publicly display, distribute and otherwise use the graphics, logos, trademarks, and tradenames provided to Mercata by Go2Net, including without limitation the materials listed in Exhibit A-2, (collectively the "Client Content"), solely in connection with the Platform Store, the We-Commerce Network, and any related promotional activities. Go2Net shall promptly notify Mercata, in writing, if it becomes aware of any restrictions or limitations on Mercata's rights to use the Client Content.

7.   Ownership of Intellectual Property.  Go2Net understands and agrees that
     ----------------------------------
Mercata is the sole and exclusive owner of the Platform Store and all of Mercata's proprietary business methods and technology, including without limitation its PowerBuy method of group buying, its We-Commerce technology, its We-Commerce Network business methods, its We-Commerce Network technology, and any expansions, improvements, or developments related thereto, whether created solely by Mercata, solely by Go2Net, or jointly by the parties. Go2net further acknowledges and agrees that nothing herein shall create a license of Mercata's proprietary business methods or technology.

8.   Ownership of Data.  All information collected in connection with the
     -----------------
Platform Store or the We-Commerce Network, including without limitation any personal or other information collected from any customer of the Platform Store or the We-Commerce Network, the number, amount and frequency of PowerBuy offers (whether on particular products or in the aggregate), and all individual and aggregated data and pricing curves obtained from PowerBuy group purchases and the We-Commerce Network shall be the trade secrets of Mercata and the sole and exclusive property of Mercata. Mercata shall have no obligation to share any such information with Go2Net.

9.   Confidentiality.  Go2Net and Mercata will each hold in confidence and,
     ---------------
without the prior written consent of the other, will not reproduce, distribute, transmit, transfer or disclose, directly or indirectly, in any form, by any means, for any purpose, any Confidential Information of the other except for internal use on an as needed basis in connection with the Platform Store and/or the We-Commerce Network. As used herein, the term "Confidential Information" shall mean: (a) the terms of this Addendum; (b) business and technical information relating to the We-Commerce Network, Mercata's We-Commerce technology and/or PowerBuy group purchases; (c) information related to Mercata's operations, strategies, performance, forecasts, and/or finances, including without limitation any information relating to the number, amount, or frequency of PowerBuy offers on particular products or in the aggregate, and (d) any other information that is provided to one party by the other that is confidentially maintained and proprietary to the disclosing party, and particularly any information which derives economic value, actual or potential, from not being generally known to, and not generally ascertainable through proper means by, other persons who can obtain economic value from its disclosure or use. The recipient of Confidential Information will exercise reasonable commercial care in protecting the confidentiality of the other party's Confidential Information. Notwithstanding the forgoing, either party may disclose the terms of this Addendum when required to do so (i) by law or pursuant to any governmental rule, regulation or request, or (ii) to any investor or prospective investor or acquirer; provided that the party shall disclose only those terms required to be disclosed. Prior to any disclosure pursuant to (i) above, the party proposing to disclose the terms of this Addendum shall provide the other party prior written notice of such proposed disclosure and an opportunity to seek injunctive or other similar relief preventing or limiting such disclosure. Any disclosure pursuant to (ii) above shall be subject to the terms of a nondisclosure agreement no less strict than the terms of this confidentiality provision.

10.  Disclaimer of Warranties. MERCATA MAKES NO WARRANTIES, EXPRESS OR IMPLIED,
     ------------------------
WITH RESPECT TO THE PLATFORM STORE AND/OR THE WE-COMMERCE NETWORK. THE PLATFORM STORE AND THE WE-COMMERCE NETWORK ARE PROVIDED TO GO2NET "AS IS." MERCATA DISCLAIMS ANY IMPLIED WARRANTIES, IMPLIED PROMISES, AND/OR IMPLIED CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND/OR NON-INFRINGEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MERCATA SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING (1) THE PROFITABILITY OF THE PLATFORM STORE OR THE WE-COMMERCE NETWORK; OR (2) THE FUNCTIONALITY, PERFORMANCE, OR OPERATION OF THE PLATFORM STORE, THE WE-COMMERCE NETWORK, OR MERCATA'S WEB SITE.


MERCATA, INC.                           GO2NET, INC.


By /s/ Tom Van Horn                     By /s/ Jackie Lefebvre
  ---------------------------------       ---------------------------------
Printed Name Tom Van Horn               Printed Name Jackie Lefebvre
            -----------------------                 -----------------------
Its President and CEO                   Its
   --------------------------------        --------------------------------

                                  EXHIBIT A-1










                         [Graphic of Mercata Web page]

                                  EXHIBIT A-2











                           (Graphic of Go2Net logo)


















                                      B-2